UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report (Date of earliest event reported)     April 13, 2004


                              Jefferies Group, Inc.
             (Exact name of registrant as specified in its charter)

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|            Delaware        |          1-14947         |       95-4719745     |
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|State or other jurisdiction | (Commission File Number) |    (IRS Employer     |
|     of incorporation)      |                          |  Identification No.) |
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520 Madison Avenue, 12th Floor, New York, New York                     10022
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  212-284-2550

           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.


On April 13, 2004, Jefferies Group, Inc. issued a press release announcing financial results for the quarter ended March 26, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Jefferies Group, Inc.



Date: April 13, 2004                           /s/ Lloyd H. Feller
                                              ----------------------------------
                                                Lloyd H. Feller
                                                Executive Vice President,
                                                General Counsel and Secretary



                                                           INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
       99.1       April 13, 2004 press release issued by Jefferies Group, Inc.